Exhibit 99.2

Q1 2025 Earnings Presentation May 12, 2025

Disclaimers

Forward Looking Statements

This presentation contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although CompoSecure believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, CompoSecure cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning CompoSecure's possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect CompoSecure's future results and could cause those results or other outcomes to differ materially from those expressed or implied in CompoSecure's forward-looking statements: the ability of CompoSecure to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that CompoSecure may be adversely impacted by other global economic, business, competitive and/or other factors, including tariffs; the outcome of any legal proceedings that may be instituted against CompoSecure or others; future exchange and interest rates; changes in our accounting and/or financial presentation; and other risks and uncertainties, including those under "Risk Factors" in filings that have been made or will be made with the Securities and Exchange Commission. CompoSecure undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and that may be different from non-GAAP financial measures used by other companies. CompoSecure believes EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Consolidated Net Sales, Consolidated Gross Profit, Consolidated Gross Margin, Consolidated Total Cash, Consolidated Net Debt and related measures are useful to investors in evaluating CompoSecure's financial performance. Specifically, we believe EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA provide valuable insight into operational efficiency independent of capital structure and tax environment; Adjusted Net Income and Adjusted EPS offer investors a clearer view of ongoing profitability by excluding non-recurring and non-operational items and Consolidated Net Sales, Consolidated Gross Profit, Consolidated Gross Margin, Consolidated Total Cash, Consolidated Net Debt and related measures provide greater comparability with CompoSecure's historical results, following the change in accounting presentation required as a result of the spin-off of Resolute Holdings Management, Inc (the "Spin-Off"). Due to the Spin-Off of and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, CompoSecure is presenting a broader set of non-GAAP measures, including an Adjusted Statement of Operations (Unaudited), an Adjusted Balance Sheet (Unaudited), Consolidated Net Sales, and Consolidated Gross Profit, each on a consolidated basis, to provide investors with financial information that we believes allows for greater comparability with our historical financial reporting and better represents the underlying performance of the business across reporting periods. CompoSecure uses these non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling CompoSecure to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included herein, the amounts included or excluded from the non-GAAP financial measures, including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. Additionally, CompoSecure's debt agreements contain covenants based on variations of these measures for purposes of determining debt covenant compliance. CompoSecure believes that investors should have access to the same set of tools that its management uses in analyzing operating results. These non-GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items included or excluded are significant components in understanding and assessing CompoSecure's financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of CompoSecure's liquidity. These non-GAAP measures may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of GAAP measures to these non-GAAP measures.

Industry and Market Information

Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources.

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Executive Summary For FY 2025, CompoSecure reiterates mid - single digit growth in both Consolidated Net Sales and Pro Forma Adjusted EBITDA, with sales momentum building through the year and inclusive of the new Resolute Holdings management fee in 2025 and 2024 (on a pro forma basis) Pro Forma Adjusted EBITDA 2 of the business decreased slightly on a non - GAAP basis, in - line with expectations, due to higher G&A expenses reflecting strategic investments in organic growth and implementation of the CompoSecure Operating System to drive operational efficiencies Spun - off Resolute Holdings Management, Inc. (Nasdaq: RHLD) and entered into Management Agreement on February 28 th , driving requirement to report equity method 1 financial results going forward 1 New Equity Method Accounting, see explanation on page 13 - 14. 2 For reconciliation of non - GAAP measures to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix. Consolidated Net Sales 2 of the business were flat vs. Q1 2024 on a non - GAAP basis, in - line with expectations New and expanding high - profile customer card programs include Citibank, Robinhood, Karta, Koho, WealthSimple , and Scotia Bank 3 Delivered record results for Arculus, generating net positive contribution in Q1, with new vertical industry successes including MetaMask, MoneyGram, and Circular

Relationship Between RHLD & CMPO and Non-GAAP Financial Summary


CompoSecure, Inc.
(NASDAQ: CMPO)
100% Ownership
CompoSecure Holdings, L.L.C. ("Holdings")
Management Services (including Resolute Operating System) and Capital Allocation / M&A
Resolute Holdings Management, Inc.
(NASDAQ: RHLD)
Quarterly Management Fee representing
2.5% LTM Adj. EBITDA – Stock Comp Expense

Non-GAAP Financials	Non-GAAP Financials
Traditional Operating Results	Management Fee from CompoSecure
Minus: Management Fee Paid to RHLD	**Minus:** Salaries and Operating Expenses
Equals: Operating Earnings of CMPO	Equals: Fee Related Earnings

CMPO is an operating business and RHLD is an asset management firm; Non-GAAP Financials show these economics

4

High Profile Customer Programs 5 Several new and expanding high profile metal payment card programs reflect CMPO’s market leadership with traditional banks and fintechs Citibank / American Airlines Robinhood Gold MetaMask Karta Koho WealthSimple Scotia Bank

Recent Favorable Trends across Payment Cards 1 American Express & JP Morgan Chase Earnings Presentations 2 American Express Earnings Presentations Year over Year Purchase Volume Growth 1 American Express New Card Acquisitions and Investment 2 6 CompoSecure’s largest customers reported ongoing purchase volume growth vs. prior year while American Express acquired 3.4mm new cards with robust customer acquisition investments 8% 7% 5% 5% 3% 5% 7% 5% 8% 9% 8% 9% 8% 7% 9% 7% Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 American Express JP Morgan Chase 3.0 2.9 2.9 3.4 3.3 3.3 3.0 3.4 2.6 2.7 2.8 2.9 3.0 3.1 3.2 3.3 3.4 3.5 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 ' 24 Q1 '25 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Cards Acquired (MM) Marketing & Business Development Spend ($B)

Arculus Capabilities




$33,955.61
ARCULUS

	Arculus Authenticate	Arculus Cold Storage
Capability	Hardware-bound PassKey authenticator	Crypto and NFT hardware cold storage wallet
Use Cases	• Secure login on any iPhone, Android phone, or platform enabled with FIDO2 technology • New device authentication (on-boarding new phone) • Customer support authentication to call center • Step-up authentication for high-risk transactions	• Advanced three-factor authentication (biometric, PIN, and tapping card) • Securely store, send, and receive digital assets via user-friendly mobile application • Secure element with NFC connectivity (no battery or charging required)
Example	• Secure account and prevent hackers from gaining access to banking or social media app	• Generate, store, and secure keys for digital assets such as Bitcoin, Ethereum, Cardano, Solano, and many more
Distribution Channels	• White-labeled or co-branded solution sold through businesses for usage by their customer base	• White-labeled or co-branded solution sold through businesses for usage by their customer base • Direct to consumer

Arculus continues to resonate with customers looking to future-proof payments with secure authentication and digital asset solutions

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Financial Overview 8

Q1 Operating Results – Summary

	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024	
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net Sales	$59.8mm	$103.9mm[1]	$104.0mm[1]	$104.0mm[1]
Gross Profit	$28.7mm	$54.5mm[1]	$55.2mm[1]	$55.2mm[1]
Gross Margin %	48.1%	52.5%[1]	53.1%[1]	53.1%[1]
Pro Forma Adjusted EBITDA		$33.7mm[2]		$34.5mm[2]
EPS / Adjusted EPS – Diluted	$0.07	$0.25	$0.17	$0.24
Cash	$9.5mm	$71.7mm[1,3]	$55.1mm[1,4]	$55.1mm[1,4]
Total Debt		$195.0mm[3]		$335.6mm[4]

The presentation of Non-GAAP financial results best reflect financial results associated with CompoSecure's standalone business, and are consistent with the historical presentation of results from prior quarters

(1) Refers to a Consolidated Non-GAAP Measure. For 1Q24, Net Sales, Gross Profit, Gross Margin, and Cash are identical on a GAAP and Non-GAAP basis, because such measures have historically been shown on a consolidated basis
(2) Pro-Forma Adjusted EBITDA in the table includes (~$3.2mm) expense in both 1Q25 and 1Q24. This expense represents a full quarter of management fees due to Resolute Holdings. The adjustment was made to allow for comparability across periods. The actual payment to Resolute Holdings in 1Q25 was $1.1mm because the contract has been effective since February 28th spin-off. $0 were paid in 1Q24 because Resolute Holdings did not exist. Please see Statement of Operations on page 13 for full reconciliation.
(3) As of March 31, 2025
(4) As of March 31, 2024

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Non - GAAP Highlights: Q1 202 5 Q2 YTD ‘22 Total Consolidated Net Sales Consolidated Gross Margin Consolidated International Net Sales ~Flat v s . prior year Down 58 bps vs. prior year Up $ 3.1 mm + 28 % vs . prior year $ Millions 10 Consolidated Domestic Net Sales Down $3.3mm - 4% vs. prior year First quarter results mostly flat to prior year $104.0 $103.9 Q1 2024 Q1 2025 $92.8 $89.5 Q1 2024 Q1 2025 $11.2 $14.4 Q1 2024 Q1 2025 53.1% 52.5% Q1 2024 Q1 2025 Note: These are non - GAAP measures . For a reconciliation to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix.

Non - GAAP Highlights: Q1 202 5 Q2 YTD ‘22 Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA Margin Adjusted Net Income Adjusted Diluted EPS Down $ 0.8 mm - 2 % vs . prior year Down 74 bps v s . prior year Up $ 5.1 mm +21 % vs . prior year Up $0.0 1 v s . prior year $ Millions 11 Adjusted EBITDA decrease driven by higher SG&A investment $34.5 $33.7 Q1 2024 Q1 2025 33.2% 32.4% Q1 2024 Q1 2025 $23.3 $28.4 Q1 2024 Q1 2025 $0.24 $0.25 Q1 2024 Q1 2025 Note: These are non - GAAP measures . For a reconciliation to the most directly comparable measure prepared in accordance with GAAP, please see the Appendix.

New Equity Method Accounting Presentation 12 CompoSecure was required to account for its 100% wholly - owned operating subsidiary, CompoSecure Holdings, L.L.C. ("Holdings") and its subsidiaries under the equity method of accounting. A summary of the change in accounting is described below: » Before February 28, 2025, results of our operating businesses were consolidated » Effective February 28, 2025, due to the spin - off of Resolute Holdings and the Management Agreement, the accounting changed to equity method. Thus, the results from February 28, 2025 onward of our operating businesses are not consolidated and are reported under equity method of accounting » For clarity of comparisons, we are also providing non - GAAP data to show comparable consolidated operating results, in line with the historical presentation of results from prior quarters » We refer to our operating businesses as “Holdings”. Our share of the earnings of Holdings is reported in our statements of operations. Our carrying value in the assets of Holdings is reported in our balance sheets The GAAP results presented reflect the consolidated operating results of CompoSecure from January 1, 2025 to February 27, 2025 and the subsequent conversion to the equity method presentation from February 28, 2025 to March 31, 2025. For clarity of comparisons and to best reflect the financial results associated with the underlying payment card and authentication business , the Company is also presenting the full first quarter on a historical consolidated basis under the “Non - GAAP Results” heading.

Statement of Operations (Unaudited)

GAAP to Non-GAAP Operating Results

Column D shows the comparable financial results for CompoSecure as reported historically

	Three Months Ended March 31, 2025				Three Months Ended March 31, 2024
	GAAP	Equity Method Adjustments		Non-GAAP	Non-GAAP
	A	B	C	D	
	CompoSecure GAAP results	Elimination of Equity Method Investment	Addition of Holdings	Adjusted March 31, 2025	Q1 2024 As Reported
Net sales	$ 59,824	$ -	$ 44,065	$ 103,889	$ 104,010
Cost of sales	31,075	-	18,266	49,341	48,797
Gross profit	28,749	-	25,799	54,548	55,213
Operating expenses					
Selling, General and administrative	22,705	-	10,077	32,782	24,077
Income from operations	6,044	-	15,722	21,766	31,136
Other income (expense):					
Revaluation of warrant liability	17,921	-	-	17,921	(7,397)
Revaluation of earnout conideration liability	11,230	-	-	11,230	(1,459)
Change in fair value of derivative liability	-	-	-	-	(297)
Interest expense	(1,688)	-	(1,695)	(3,383)	(6,537)
Interest income	219	-	875	1,094	1,118
Amortization of deferred financing costs	(74)	-	(58)	(132)	(327)
Total other income (expenses), net	$ 27,608	$ -	$ (878)	$ 26,730	$ (14,899)
Income before income taxes	33,652	-	14,844	48,496	16,237
Income tax (expense) benefit	$ (27,004)	$ -	$ -	(27,004)	$ 836
Earnings in CompoSecure Holdings L.L.C equity method investment	14,844	(14,844)	-	-	-
Net income	**$ 21,492**	**$ (14,844)**	**$ 14,844**	**$ 21,492**	**$ 17,073**
Add:					
Depreciation and amortization (3)				2,273	2,221
Income tax expense (benefit)				27,004	(836)
Interest expense, net (1)(3)				2,421	5,746
EBITDA				53,190	24,204
All Other changes					
Stock-based compensation				5,720	4,397
Mark to market adjustments (2)				(29,151)	9,153
E Spin-Off cost				5,019	-
All other changes				(18,412)	13,550
Historical Adjusted EBITDA				**34,778**	**37,754**
Add back actual Q1 25 Management fee for one month				1,129	
F Add back expenses incurred on behalf of Resolute Holdings prior to Spin-Off				979	
Pro Forma full quarter Management Fee				(3,174)	(3,235)
Pro Forma Adjusted EBITDA				**33,712**	**34,519**

Source: Company financials

(1) Includes amortization of deferred financing cost and for the three months ended March 31, 2025 and 2024, respectively

(2) Includes the changes in fair value of warrant liability, derivative liabilities and earnout consideration liability for the three months ended March 31, 2025 and 2024, respectively

(3) The presented adjustments include amounts related to both the Company and its equity method investment in Holdings

Note: Operating results have been derived from CompoSecure's consolidated financial statements for the three months ended March 31, 2025 and 2024.

Note: The GAAP results presented reflect the consolidated operating results of CompoSecure from January 1, 2025 to February 27, 2025 and the subsequent conversion to the equity method presentation from February 28, 2025 to March 31, 2025. For clarity of comparisons and to best reflect the financial results associated with the underlying payment card and authentication business, the Company is also presenting the full first quarter on a historical consolidated basis under the "Non-GAAP Results" heading.

- **A** GAAP results including two months of consolidated "Holdings" financials and one month under the equity method of accounting
- **B** Elimination of equity method investment represents the removal of the net income that we recorded from the equity method investment in Holdings
- **C** Addition of Holdings' one month of results as they would have been presented historically
- **D** Adjusted March 31, 2025 presents the statement of operations as the company had reported historically.
- **E** Adjustments for one time spin-off related costs
- **F** Pro Forma adjustments to show CompoSecure results on a go-forward basis assuming full management fees in both periods

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Non - GAAP – Adjusted Balance Sheet (Unaudited) Source: Company financials Note: Financial position has been derived from CompoSecure’s consolidated financial statements for the quarter ended March 31, 2025 and December 31, 202 4 , respectively Note: This slide includes non - GAAP measures. For a reconciliation to the most directly comparable measure prepared in accordanc e with GAAP, please see the Appendix 14 Finished the quarter with $ 72 mm in cash $ Thousands GAAP Non GAAP March 31, 2025 March 31, 2025 December 31, 2024 ASSETS CURRENT ASSETS Cash and cash equivalents 9,506$ 71,676$ 77,461$ Accounts Receivable - 54,188 47,449 Inventories, net - 47,501 44,833 Prepaid expenses and other current assets 1,321 4,138 4,159 Total current assets 10,827 177,503 173,902 Property and equipment, net and right of use asset - 31,045 28,852 Deferred tax asset 266,652 266,652 264,815 Other assets - 5,953 6,349 Equity method Investment 14,844 - - Total Assets 292,323$ 481,153$ 473,918$

Statement of Cash Flows (Unaudited) Source: Company financials Note: Cash flows have been derived from CompoSecure’s consolidated financial statements for the three months ended March 31, 2025 and 2024 respectively 15 Net cash from operating activities in Q1 ‘25 is $18 m m, impacted by one - time spin - off costs ($mm) Cash flows from operating activties 3/31/2025 3/31/2024 Net Income 21$ 17$ Depreciation and amortization 2 2 Stock based compensation 6 2 Amortization of deferred finance costs 0 0 Change in fair value (29) 9 Deferred tax change (2) (2) Changes in assets and liabilities 20 2 Net cash provided by operating activities 18$ 32$ Cash flows from investing activties Acquisition of property & equipment (1)$ (2)$ Capitalized software (1) - Net cash used investing activities (1)$ (2)$ Cash flows from financing activties Proceeds from stock purchases and option exercised 5$ 0$ Payments for taxes related to net settlement of equity awards (15) (3) Payments due to spinoff (10) - Payments of term loan (3) (5) Tax distributions to non-controlling interest (10) Net cash used in financing activities (23)$ (18)$ Net change in cash (6)$ 12$ Cash from beginning of the period 77 41 Cash and cash equivalents at the end of the period 72$ 53$ Three months ended

2025 Guidance Focused growth strategy – planted seeds to drive organic and inorganic growth with execution of CompoSecure Operating System (COS) Growing global political and economic tensions (including tariffs) Metal card competitors/digital wallets Arculus optionality – growth upside in mission - critical authentication and emerging digital assets Rising labor costs and competition for top talent A Position of Strength Challenges Remain Established market leadership – long - tenured and blue - chip customer base, best - in - class innovative products, and a robust balance sheet Favorable industry backdrop – strong and growing market for metal payment cards Inflationary concerns and softening consumer strength R eiterating previously issued full year 2025 guidance: • M id - single digit growth in both Net Sales and Adjusted EBITDA (non - GAAP financials) • S ales momentum to continue building through the year • Guidance includes payment of the Resolute Holdings management fee in 2025 2025 Guidance 16

2025 Company Objectives 17

Investor Relations Contact ir.composecure.com Sean Mansouri 720 - 330 - 2829 ir@composecure.com 18

Appendix 19

Statement of Operations (Unaudited)

(in thousands)	GAAP Three Months Ended March 31, 2025	2024	$ Change	% Change	NON-GAAP Three Months Ended March 31, 2025	2024	$ Change	% Change
Net sales	$ 59,824	$ 104,010	$ (44,186)	-42.5%	$ 103,889	$ 104,010	$ (121)	-0.1%
Cost of sales	31,075	48,797	17,722	-36.3%	49,342	48,797	(545)	1.1%
Gross profit	**$ 28,749**	**$ 55,213**	**$ (26,464)**	**-47.9%**	**$ 54,547**	**$ 55,213**	**$ (666)**	**-1.2%**
gross profit %	48.1%	53.1%			52.5%	53.1%		
Operating expenses:								
Selling, general and administrative expenses	22,705	24,077	(1,372)	-5.7%	32,781	24,077	8,704	36.2%
Income from operations	$ 6,044	$ 31,136	$ (25,092)	-80.6%	$ 21,766	$ 31,136	$ (9,370)	-30.1%
Other income (expense), net	27,608	(14,899)	42,507	-285.3%	26,730	(14,899)	41,629	-279.4%
Income before income taxes	$ 33,652	$ 16,237	$ 17,415	107.3%	$ 48,496	$ 16,237	$ 32,259	198.7%
Income tax (expense) benefit	(27,004)	836	(27,840)	-3330.1%	(27,004)	836	(27,840)	-3330.1%
Net income before earnings in equity method investment	$ 6,648	$ 17,073	$ (10,425)	-61.1%	$ 21,492	$ 17,073	$ 4,419	25.9%
Earnings in equity method investment	14,844	-	-	NA		-	-	NA
Net income	**$ 21,492**	**$ 17,073**	**$ 4,419**	**25.9%**	**$ 21,492**	**$ 17,073**	**$ 4,419**	**25.9%**
Net income attributable to redeemable non-controlling interests	-	13,048	(13,048)	-100.0%	-	13,048	(13,048)	-100.0%
Net income attributable to CompoSecure	**21,492**	**4,025**	**17,467**	**434.0%**	**21,492**	**4,025**	**17,467**	**434.0%**

Source: Company financials

Note: Operating results have been derived from CompoSecure's consolidated financial statements for the three months ended March 31, 2025 and 2024

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Q1 Earnings per Share: Non-GAAP Reconciliation

Basic

(in thousands)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Net income	$ 21,492	$ 17,073
Add(less): provision (benefit) for income taxes	27,004	(836)
Income before Income taxes	48,496	16,237
Add (Less): mark-to-market adjustments (1)	(29,151)	9,153
Add: stock-based compensation	5,720	4,397
Add: spin-off cost	5,019	-
Adjusted net income before tax	30,084	29,787
Income tax expense (2)	1,672	6,470
Adjusted net income	28,412	23,317
Common shares outstanding used in computing net income per share, basic:		
Class A and Class B common shares (3)	102,040	80,525
Adjusted net income per share - basic	$ 0.28	$ 0.29

Diluted

(in thousands)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Adjusted net income	$ 28,412	$ 23,317
Add: Interest on Exchangeable Notes net of tax	-	1,781
Adjusted net income used in computing net income per share, diluted (5)	28,412	25,098
Common shares outstanding used in computing earnings per share, diluted:	102,040	80,525
Warrants (4)	9,878	8,094
Exchangeable Notes (5)	-	13,000
Equity awards	3,533	2,710
Total Shares outstanding used in computing adjusted earnings per share-Diluted	115,451	104,329
Adjusted net income per share - Diluted	$ 0.25	$ 0.24

Source: Company Financials

1) Includes the changes in fair value of warrant liability, make-whole provision of Exchangeable Notes and earnout consideration liability.

2) Reflects current and deferred income tax expenses. For the three months ended March 31, 2024 it was calculated using the Company's blended tax rate as if the Company did not have any non-controlling interest associated with its historical Up-C structure. For the three months ended March 31, 2025, it was calculated by applying the Company's blended tax rate to the presented adjustments and including the Company's provision less tax associated with a taxable gain from the distribution of appreciated property related to the Spin-Off.

3) Assumes both Class A and Class B shares participate in earnings and are outstanding at the end of the period. There were no Class B shares outstanding as of March 31, 2025.

4) Assumes treasury stock method, valuation at assumed fair market value of $14.47

5) The Exchangeable Notes were included through the application of the "if-converted" method. Interest related to the Exchangeable Notes, net of tax was excluded from net income. No Exchangeable notes were outstanding during the three months ended March 31, 2025.

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